Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K for the year ended December 31, 2013 (the “Report”) of Sun Bancorp, Inc. (the “Company”) as filed with the Securities and Exchange Commission on the date hereof, we, Sidney R. Brown, Chairman of the Board, Interim President and Chief Executive Officer and Thomas R. Brugger, Executive Vice President and Chief Financial Officer, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 13, 2014

/s/ Sidney R. Brown	/s/ Thomas R. Brugger
Sidney R. Brown	Thomas R. Brugger
Chairman, Interim President and Chief Executive Officer (Principal Executive Officer)	Executive Vice President and Chief Financial Officer (Principal Financial Officer)